FISCAL Q4 2022 SNAPSHOT

Total Revenue	Adjusted EBITDA	Avocado Volume Sold	Average Selling Price
$238M	$17.2M	169M LBS	$1.28/LB
±0% YoY	-35% YoY	+6% YoY	-10% YoY

Company & Sourcing Highlights

- Appointed Cheryl Hoefs as Senior Vice President of Sales and Marketing; Advanced sales department to enhance customer support and drive profitable growth for the Company
- Announced plans to open a 13th forward distribution center in the United Kingdom (UK), anticipated in Spring 2023; International expansion expected to support Company's UK customer base
- Entered a long-term 3PL partnership with NatureSweet® Tomatoes in Mission's Laredo mega center; Began to consolidate an anticipated 70% of NatureSweet's product coming from Mexico to the U.S.
- Secured new avocado and mango business and expanded existing retailer programs; Established a ripe mango program with a nationwide retailer


MISSION PRODUCE • GLOBAL AVOCADO SEASONALITY
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
CALIFORNIA
DOMINICAN REPUBLIC
MEXICO
CHILE
COLOMBIA
PERU
KENYA
MOROCCO
ISRAEL
SOUTH AFRICA

Mission Produce: A Global Leader in Avocados

About Mission Produce, Inc.

Mission Produce is a global leader in the worldwide avocado business. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and as of 2021, fresh mangos, to retail, wholesale and foodservice customers in over 25 countries. The vertically integrated Company owns and operates four state-of-the-art packing facilities in key growing locations globally, including California, Mexico and Peru and has additional sourcing capabilities in Chile, Colombia, the Dominican Republic, Guatemala, Brazil, Ecuador, South Africa and more, which allow the company to provide a year-round supply of premium fruit. Mission's global distribution network includes 12 forward distribution centers that are strategically positioned in key markets throughout North America, China and Europe, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

Non-GAAP Financial Measure

This document contains the non-GAAP financial measure "Adjusted EBITDA." Management believes this measure provides useful information for analyzing the underlying business results. This measure is not in accordance with, nor is it a substitute for or superior to, the comparable financial measure by generally accepted accounting principles ("GAAP"). A reconciliation to the comparable non-GAAP financial measure is included in this document. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), certain noncash and nonrecurring ERP costs, transaction costs, material legal settlements, amortization of inventory adjustments recognized from business combinations, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, all of which are excluded from the results the CEO reviews uses to assess segment performance and results.

	Adjusted EBITDA Reconciliation			
	Three Months Ended October 31,		Years Ended October 31,	
(In millions)	2022	2021	2022	2021
Net (loss) income	$ (41.8)	$ 16.9	$ (34.9)	$ 44.9
Interest expense	2.0	1.0	5.5	3.7
Provision for income taxes	—	5.8	3.7	21.1
Depreciation and amortization[1]	7.6	6.7	24.8	20.4
Equity method income[2]	(1.5)	(3.3)	(5.1)	(7.5)
Stock-based compensation	1.0	0.6	3.6	2.6
Legal settlement	—	—	—	0.8
Asset impairment and disposals, net of insurance recoveries	0.2	—	0.4	(0.2)
Farming costs for nonproductive orchards	0.4	0.8	1.5	0.8
ERP costs[3]	0.8	—	4.6	—
Transaction costs	0.1	—	0.6	—
Amortization of inventory adjustment recognized from business combination	0.4	—	0.4	—
Goodwill impairment	49.5	—	49.5	—
Remeasurement gain on business combination with Moruga	—	—	(2.0)	—
Other income	(0.8)	(2.1)	(4.4)	(1.3)
Noncontrolling interest[4]	(0.7)	—	(0.6)	—
Adjusted EBITDA	$ 17.2	$ 26.4	$ 47.6	$ 85.3

[1] Includes $1.1 million and $1.4 million of depreciation and amortization of purchase accounting assets including property, plant and equipment step-up and an intangible asset for the three months and year ended October 31, 2022, respectively.

[2] Excludes earnings from Moruga following its consolidation on May 1, 2022. For earnings from Moruga recognized prior to May 1, 2022, the Company's proportionate share of 60% of earnings were included as they were accounted for under the equity method.

[3] Includes recognition of deferred implementation costs and non-recurring post-implementation process reengineering costs.

[4] Represents net loss attributable to noncontrolling interest plus the impact of non-GAAP adjustments, allocable to the noncontrolling owner based on their percentage of ownership interest.

Forward-Looking Statements

Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this presentation address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of avocados, either through purchasing or growing; fluctuations in the market price of avocados; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations, including those promulgated by the USDA and FDA, health and safety laws, environmental laws, and other laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with the ongoing conflict in Russia and Ukraine; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, directors and principal stockholders over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC's website at www.sec.gov. The forward-looking statements contained in this presentation are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.